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Exhibit 10.2      Subscription Agreement


                             SUBSCRIPTION AGREEMENT

                                  June 18, 2002
Mr. Gordon Lee
President
Bentley Communications Corp.
1904 11th Street, Suite 1
Santa Monica, CA 90404

Telephone:        310.445.2599
Facsimile:        310.274.3978

         Re: Subscription for Securities

Greetings:

1. SUBSCRIPTION. Subject to the terms and conditions of this Agreement, the undersigned hereby irrevocably subscribes for and agrees to purchase 30,000,000 shares of common stock, $.0001 par value, (the "Shares") of Bentley Communications Corp., a Florida corporation (the "Company"), at a price of $0.01 per Share.

         The undersigned is delivering to the Company herewith:

         1. The undersigned's Promissory Note, payable to the Company in the amount of $300,000, representing the aggregate purchase price of the Shares; and
         2.       An executed Subscription Agreement;

         The undersigned understands that issuer's counsel will hold the Shares and the Promissory Note until such time as the Promissory Note is paid. In the event of partial payments under the Promissory Note, the undersigned shall receive a pro rata delivery of Shares until the Promissory Note is paid in full. The undersigned agrees that this subscription shall be irrevocable and shall survive the death or disability of the undersigned. The undersigned understands that if and to the extent this subscription is not accepted, in whole or in part, any amount so received into the account will be returned to the undersigned.

2. ACCEPTANCE OF SUBSCRIPTION. The undersigned acknowledges that the management of the Company reserves the right, in its sole and absolute discretion, to accept or reject this subscription, in whole or in part, and that this subscription shall not be binding unless and until accepted by the Company. The undersigned agrees that subscriptions need not be accepted in the order they are received.


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3. REPRESENTATIONS AND WARRANTIES. The undersigned hereby represents and warrants to the Company as follows:

a) The undersigned or his purchaser representative, if any, have been furnished any materials relating to the Company, its business and financial condition, the offering of Shares and any other matter which they have requested and have been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information received from the Company.

b) The Company has answered all inquiries that the undersigned and his purchaser representative, if any, have made of it concerning the Company, its business and financial condition, and the offering of Shares. No oral or written statement or inducement which is contrary to the information set forth in the Company's SEC Filings has been made by or on behalf of the Company to the undersigned or his purchaser representative, if any.

c) The undersigned is: (1) an "accredited investor" as defined in the Securities Act and Securities Act Rules (2) the undersigned or the undersigned together with his purchaser representative, if any, has such knowledge and experience in financial and business matters to enable him to utilize the information made available to him in connection with the offering of the Shares, to evaluate the merits and risks of the prospective investment, and to make an informed investment decision with respect thereto and (3) the undersigned has a pre-existing relationship with management of the Company.

d) The undersigned (i) has adequate means of providing for his or her current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the economic risk of his investment in the Shares and (iv) at the present time, can afford a complete loss of such investment.

e) The undersigned is purchasing the Shares for his own account, for investment, and not for distribution, assignment or resale to others, and no other person has any direct or indirect beneficial interest in the Shares.

f) The undersigned understands that (i) there is and will be no market for the Shares of the Company, (ii) the sale of the Shares has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption for non-public offerings provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from registration is available, (iii) the Company is under no obligation to register the Shares on his or her behalf or to assist him or her in complying with any exemption from registration, and (iv) the Shares may not be sold pursuant to Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act unless all of the conditions of that Rule are met. The Company agrees that following a 12-month holding period by Purchaser, the Company shall take all steps necessary to allow Purchase to freely sell the shares under Rule 144 or otherwise take steps to make the shares free trading after 12 months.



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g)   The undersigned understands that no Federal or State agency has passed upon the Shares, or made any determination as to the fairness of the investment or any recommendation or endorsement of the Shares. The undersigned will not transfer the Shares without registering or qualifying the same under applicable state securities laws unless such transfer is exempt under such laws.

h) Neither the undersigned nor his purchaser representative(s), if any, has been furnished any offering literature other than the Company's SEC filings and other materials which the Company may have provided at the request of the undersigned or his purchaser representative, if any, and the undersigned or his purchaser representative(s), if any, have relied only on the information contained in the Company's SEC filings and the information furnished or made available to the undersigned and his purchaser representative(s), if any, by the Company as described in paragraphs c. and
     d. above.

i) The undersigned has not distributed the Company's SEC filings to any person other than his purchaser representative(s), if any, and no person other than the undersigned and his purchaser representative(s), if any, has used the Company's SEC filings.

j) The undersigned is a citizen of Canada, is at least 21 years old, and has the legal capacity to execute, deliver, and perform this Agreement.

k) All information which the undersigned has provided to the Company concerning himself, his financial position and his knowledge of financial and business matters, including all information contained, is true and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to this subscription being accepted, the undersigned will immediately provide the Company with accurate and complete information concerning any such change.

4. INDEMNIFICATION. The undersigned agrees to indemnify and hold harmless the Company, its officers, managers, employees, members, shareholders and affiliates, and any person acting on behalf of the Company, from and against any and all damage, loss, liability, cost, and expense (including attorneys' fees) which any of them may incur by reason of the failure by the undersigned to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by the undersigned herein, or in any other document provided by the undersigned to the Company. All representations, warranties and covenants contained in this Agreement, and the indemnification contained in this paragraph 4, shall survive the acceptance of this subscription.

5. COMPLIANCE WITH SECTION 4(2). The undersigned understands and agrees that the following restrictions and limitations applicable to his purchase of the Shares which are being sold to him in reliance on the exemption from registration contained in Section 4(2) of the Securities Act:


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         a. These Shares may not be sold, pledged, hypothecated or otherwise transferred unless they are registered under the Securities Act and applicable state securities laws or are exempt there from.

         b. A legend to the following effect will be placed on any certificates representing the Shares:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY."

         c. Stop transfer instructions to the transfer agent, if any, of the Shares have been or will be placed with respect to the Shares so as to restrict resale, pledge, hypothecation, or other transfer thereof, subject to the provisions hereof, including the provisions of the legend referred to in paragraph b. above. As set forth more fully in paragraph 3(f), the Company will take steps to allow Purchaser to freely sell the shares under Rule 144 or otherwise take steps to make the shares free trading after 12 months.

6. NO WAIVER. Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any of the rights granted him under Federal or State securities laws.

7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and neither this Agreement nor any provision hereof shall be waived, changed, discharged, or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge, or termination is sought.

8. NOTICES. Any notice, demand, or other communication which any party may be required, or may elect, to give anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in the United States mail, registered or certified mail, addressed to: in the case of the Company as set forth on the first page hereof, and in the case of the undersigned at the address set forth on the signature page hereof or at such other address as the undersigned shall so notify the Company pursuant hereto, or (b) delivered personally at such address.

9. BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his respective heirs, executors, administrators, successors, legal representatives and assigns.


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10. ASSIGNABILITY. The undersigned agrees not to transfer or assign this
Agreement, or any of the undersigned's interest herein.

11. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

12. FORM OF OWNERSHIP. Please state the name of the person(s) to be placed on the books and records of the Company as the owner of the Shares.

             GUARDIAN FINANCIAL SERVICES, INC., A NEVADA CORPORATION

         IN WITNESS WHEREOF, the undersigned has executed this Agreement on June 18, 2002 (date) at Los Angeles, CA (City, State).


                                     Guardian Financial Services, Inc., a Nevada corporation

                                     By: /s/ Delores Serafino
                                         -------------------------
                                     Name: Delores Serafino
                                     Title: President

                                     EIN 74-3022434
                                     Taxpayer Identification Number
                                     Guardian Financial Services, Inc.
                                     2658 Del Mar Heights Rd. #320
                                     Del Mar, CA 92014
                                     Printed Name & Address
Accepted:
Bentley Communications Corp.



By: /s/ Gordon Lee
---------------------------------
Name: Gordon Lee
Title: President